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                                                               EXHIBIT 10.12(c)

                     AMENDMENT TO REVOLVING LINE OF CREDIT
                   LOAN AGREEMENT AND RELATED PROMISSORY NOTE


         This Amendment to Revolving Line of Credit Loan Agreement and Related Promissory Note (this "Amendment") is dated this 4th day of February, 1997 by and between Newmark Homes, L.P. a Texas limited partnership, ("Newmark") and First American Bank Texas, SSB ("FAB").

                                   WITNESSETH

         WHEREAS, Newmark and FAB entered into that certain Revolving Line of Credit Loan Agreement (the "Loan Agreement") dated December 17, 1996, that certain Master Deed of Trust, Security Agreement and Financing Statement dated the same date therewith (the "Master Deed of Trust") and that certain Master Revolving Line of Credit Promissory Note dated the same date therewith (the "Master Note"). The Loan Agreement, Master Note, Master Deed of Trust and the documents related thereto are referred to collectively herein as the "Loan Documents";

         WHEREAS. Newmark and FAB agreed the interest rate on each Loan would be a floating rate calculated on a daily basis equal to the Prime Rate plus One Half of One Percent (0.50%);

         WHEREAS, Newmark and FAB now desire to amend the Loan Documents to decrease the interest rate on each Loan to be a floating rate calculated on a daily basis equal to the Prime Rate.

         NOW THEREFORE, for and in consideration of the promises and other good and valuable consideration described herein, the sufficiency of which is hereby acknowledged, the parties agree to amend the Loan Documents as follows:

                                   SECTION I
                         General Agreements of Parties

         Any capitalized terms not defined herein shall have the meanings given to such terms in the Loan Documents.

                                   SECTION II
                          Amendment to Limit Agreement

         The last sentence of Paragraph 2.9 under Article II of the Loan Agreement dated December 17, 1996 shall he amended to read as follows:

         2.9 The interest rate on each Loan shall be a floating rate calculated on a daily basis equal to the Prime Rate.

                                  SECTION III
                            Amendment to Master Note

         The term "Applicable Rate" under Paragraph 3.3 under Article III of the Master Note dated December 17, 1996 shall be amended to read as follows:


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         3.3 Definitions. As used in this Note and the Loan Documents, the following terms shall have the respective meanings indicated below:

         "Applicable Rate" with respect to a particular Loan shall mean one of the following rates of interest:

         Loan for Speculative House - Prime Rate, per annum.
         Loan for Build to Suit House - Prime Rate, per annum.
         Loan for Model House - Prime Rate, per annum.

         The Applicable Rate for each Loan shall be calculated, accrued, and paid separately and independently. The Applicable Rate for each Loan shall be adjusted daily to reflect any changes in the Prime Rate.

                                   SECTION IV
                               Extension or Liens

         All liens created by the above referenced Loan Documents are hereby extended until said indebtedness and note as so amended has been fully paid, and Newmark agrees that such amendment shall in no manner affect or impair said note or the liens securing the same and that said liens shall not in any manner be waived, the purpose of this instrument being simply to amend the Loan Agreement as stated and to carry forward all liens securing the same, which are acknowledged by Newmark to be valid and subsisting, and Newmark further agrees that all Terms and provisions of said note and of the instrument or instruments creating or fixing the liens securing the same shall be and remain in full force and effect as therein written, except as otherwise provided herein.


                                   SECTION V
                            Statute Of Frauds Notice

         NEWMARK AND FAB AGREE THAT THIS AMENDMENT, AND THE LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES AND THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.




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         IN WITNESS WHEREOF, the parties herein have executed this Amendment to
Revolving Line of Credit Loan Agreement effective as of the date first written above.

                            NEWMARK HOMES, L.P. , a Texas limited partnership


                            By: Newmark Home Corporation, a Nevada corporation its general partner

                            By: /s/ TERRY WHITE
                                -------------------------------
                                Name: Terry White
                                      -------------------------
                                Title: SVP
                                       ------------------------


                            FIRST AMERICAN BANK TEXAS, SSB

                            By: /s/ LARRY STROUD
                                ---------------------------------
                                Larry Stroud, Vice President


STATE OF TEXAS             )
                           )
COUNTY OF                  )
          ---------

        This instrument was acknowledged before me on the ______________day of 1997 ___________________________ by _________________________________________,
of Newmark Home Corporation, a Nevada Corporation, as the general partner of Newmark Homes, L.P., a Texas limited partnership, on behalf of said entity.



                                 ---------------------------------
                                 Notary Public


STATE OF TEXAS                      )
                                    )
COUNTY OF HARRIS                    )

         This instrument was acknowledged before me on the 4th day of February, 1997 by LARRY STROUD, VICE PRESIDENT of First American Bank Texas, SSB, on behalf of said bank.



                                 ---------------------------------
                                 Notary Public, State of Texas


PREPARED IN THE LAW OFFICE OF:
WEST, WEBB, ALLBRITTON & GENTRY, P.C.
3000 Briarcrest Drive, Fifth Floor
Bryan, Texas 77802
(Walter S. Campbell)